EXECUTION VERSION

FMC CORPORATION
2929 Walnut Street
Philadelphia, Pennsylvania 19104

May 12, 2017

E. I. du Pont de Nemours and Company Chestnut Run Plaza, 974 Centre Road

P.O.	Box 2915
Wilmington, Delaware 19805
Attention: Stacy L. Fox, Senior Vice President and General Counsel

Dear Ms. Fox:
Reference is made to that certain Transaction Agreement, dated as of March 31, 2017 (as amended or supplemented from time to time, the “Agreement”), by and among E. I. du Pont de Nemours and Company, a Delaware corporation, and FMC Corporation, a Delaware corporation. Pursuant to Section 10.3 of the Agreement, the Agreement may be amended by a written instrument executed by the parties thereto. The parties hereto wish to amend the Agreement in the manner set forth below. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Agreement. In consideration of the representations, warranties, covenants and agreements contained herein and in the Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each party hereto agrees to the following:

1.    Amendment of Section 2.9 of the Agreement. The first sentence of Section 2.9 of the Agreement is hereby amended and restated in its entirety as follows:

“As soon as reasonably practicable after the date hereof, and in any event within seventy-five (75) days after the date hereof, Descartes shall deliver to Fermat (a) a proposed apportionment of all items that are treated as consideration to Descartes for Tax purposes as of the Closing Date among the members of the Descartes Group that transferred Acquired Ag Assets, Assumed Ag Liabilities, or Transferred Ag Subsidiaries, and (b) a proposed allocation, to the extent relevant, of the amounts so apportioned to each member of the Descartes Group among the assets transferred, in each case, in a manner consistent with Section 1060 of the Code and the Treasury Regulations promulgated thereunder (the apportionment and allocation delivered pursuant to this sentence, collectively, the “Proposed Ag Allocation”). Within forty-five (45) days after the date hereof, Descartes shall deliver to Fermat (x) the information described in clause (a) of the preceding sentence and (y) a proposed allocation of the amounts so apportioned to each member of the Descartes Group among (i) each of the Transferred Ag Subsidiaries transferred by such member and (ii) the Acquired Ag Assets and Assumed Ag Liabilities, in the aggregate, transferred by such member in each jurisdiction.”

2.    Amendment of Section 2.16 of the Agreement. The first sentence of Section 2.16 of the Agreement is hereby amended and restated in its entirety as follows:

“As soon as reasonably practicable after the date hereof, and in any event within seventy-five (75) days after the date hereof, Fermat shall deliver to Descartes (a) a proposed apportionment of all items that are treated as consideration to Fermat for Tax purposes as of the Closing Date among the members of the Fermat Group that transferred Acquired H&N Assets, Assumed H&N Liabilities, or Transferred H&N Subsidiaries, and (b) a proposed allocation, to the extent relevant, of the amounts so apportioned to each member of the Fermat Group among the assets transferred, in each case, in a manner consistent with Section 1060 of the Code and the Treasury Regulations promulgated thereunder (the apportionment and allocation delivered pursuant to this sentence, collectively, the “Proposed H&N Allocation”). Within forty-five (45) days after the date hereof, Fermat shall deliver to Descartes (x) the information described in clause (a) of the preceding sentence and (y) a proposed allocation of the amounts so apportioned to each member of the Fermat Group among (i) each of the Transferred H&N Subsidiaries transferred by such member and (ii) the Acquired H&N Assets and Assumed H&N Liabilities, in the aggregate, transferred by such member in each jurisdiction.”

3.    Confirmation of the Agreement. Subject to the provisions expressly set forth in this letter agreement, the Agreement is in all respects ratified and confirmed, and all the terms, conditions, covenants and other provisions thereof shall remain in full force and effect in accordance with their respective terms. From and after the date hereof, all references to the Agreement (whether in the Agreement or otherwise) shall refer to the Agreement as amended by this letter agreement.

4.    Incorporation by Reference. Sections 10.2 through 10.13 of the Agreement are incorporated by reference into this letter agreement, mutatis mutandis.

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[Signature Page Follows]

Please confirm your agreement with the foregoing by having a duly authorized officer of your organization sign and return one copy of this letter agreement to the undersigned, whereupon this letter agreement shall become a binding agreement among the undersigned.

Very truly yours,

FMC Corporation

By:    /s/ William Chester
Name: William Chester
Title: VP of Tax

E. I. du Pont de Nemours and Company

By:    _________________________
Name:
Title:

[Signature Page to Purchase Price Allocation Side Letter]

Please confirm your agreement with the foregoing by having a duly authorized officer of your organization sign and return one copy of this letter agreement to the undersigned, whereupon this letter agreement shall become a binding agreement among the undersigned.

Very truly yours,

FMC Corporation

By:    _________________________
Name:
Title:

E. I. du Pont de Nemours and Company

By:     /s/ Stacy L. Fox
Name: Stacy L. Fox
Title: Senior Vice President & General Counsel

[Signature Page to Purchase Price Allocation Side Letter]